EXHIBIT 10.9
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS.
THE CONFIDENTIAL REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
ASTERISKS DENOTE SUCH REDACTIONS.
DE-AC01-93NE50067,
08843672/50067-02
Amendment No. 017
      Amendment No. 017, signed as of December 3, 2007, to Contract No. DE-AC01-93NE50067, 08843672/50067-02 entered into January 14, 1994 (the “Contract”) by and between United States Enrichment Corporation (“USEC”), Executive Agent of the United States of America, and Joint Stock Company “Techsnabexport” (“TENEX”), Executive Agent of the Federal Atomic Energy Agency, Russian Federation (“Rosatom”), Executive Agent of the Russian Federation. (USEC and TENEX, acting in their capacities as Executive Agents, are referred to herein individually as a “Party” and collectively as the “Parties”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Contract.
      Pursuant to Part 1, Sections H.04 and H.12(c) of the Contract, USEC and TENEX hereby agree as follows:
      SECTION 1. Notwithstanding any provision to the contrary in the Contract, USEC shall pay a per SWU price of ***** for the SWU component of low enriched uranium (LEU) delivered to USEC under Contract in 2008.
      SECTION 2. Both Parties shall seek to ensure that deliveries are made according to the delivery schedule for 2008 agreed by the Parties as of the date they signed this Amendment (the “Delivery Schedule”). However, notwithstanding the requirements of such Delivery Schedule, the initial deliveries of LEU in calendar year 2008 shall begin after all required approvals or endorsements of this Amendment by the Government of the Russian Federation have been obtained by TENEX and confirmation of the U.S. State Department, as the authorized agency of the U.S. Government, that USEC is authorized to sign this Amendment (or that the approval of the U.S. Government is not required) has been obtained by USEC (as described in Section 8 below). TENEX shall use its reasonable efforts to secure such Russian Government approvals or endorsements and USEC shall use its reasonable efforts to secure such U.S. Government confirmation.
      SECTION 3. Notwithstanding any provision to the contrary in the Contract, if approval or endorsement of this Amendment by the government of the Russian Federation (or its authorized agency(ies)) is obtained after January 1, 2008, the Delivery Schedule shall be subject to readjustment within 2008, by mutual agreement of the Parties, taking into account the following issues: (1) State Budget commitments of the Russian Executive Agent; and/or (2) production commitments of Russian enrichment facilities; and/or (3) logistical problems that may make it difficult and/or impossible for TENEX or USEC to adhere to the Delivery Schedule. The initial deliveries shall begin after the readjusted Delivery Schedule has been approved by Rosatom and signed by the Parties.

      SECTION 4. In Part I, Section G.04, the first sentence of the third paragraph (as amended by Amendment 11 to the Contract) is deleted and the last paragraph (as amended by Amendment 16 to the Contract) hereby is amended as follows: *****
      SECTION 5. *****.
      SECTION 6. Except as amended hereby, the Contract shall remain unchanged and in full force and effect.
      SECTION 7. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.
      SECTION 8. This Amendment shall enter into force and effect, the rights and obligations of the Parties under this Amendment shall arise and the Parties shall be bound by the obligations and entitled to the rights as set forth in this Amendment upon and as of the first day by which (i) the approval or endorsement of this Amendment by the Government of the Russian Federation or its authorized agency(ies) of the Government of the Russian Federation has been obtained and (ii) written confirmation that USEC, as the Executive Agent for the United States of America, is authorized to sign this Amendment (or confirmation that the approval of the U.S. Government is not required) has been obtained from the U.S. State Department as authorized agency of the U.S. Government. TENEX shall notify USEC as soon as such approval or endorsement of the Government of the Russian Federation or its authorized agency(ies) has been obtained and USEC shall notify TENEX as soon as such written confirmation has been obtained from the U.S. State Department.
      IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first written above.

UNITED STATES ENRICHMENT CORPORATION		JOINT STOCK COMPANY “TECHSNABEXPORT”
By:	/s/ Philip G. Sewell	By:	/s/ Alexey A. Grigoriev
	Philip G. Sewell Senior Vice President		Alexey A. Grigoriev General Director